EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
18 U.S.C. SECTION 1350

 In connection with the Quarterly Report of American Realty Funds Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel Wilson, Co-Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date : February 14, 2012	Signature:	/s/ Joel Wilson
Joel Wilson
Co-Principal Executive Officer